EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated March 28, 1997, except for Note 19, as to which the date is September 30, 1997, on our audits of the financial statements of Koplar Communications, Inc. and Subsidiary. We also consent to the reference to our Firm under the captions 'Experts.'

                                          COOPERS & LYBRAND L.L.P.


St. Louis, Missouri
February 4, 1998